EXHIBIT 1

                              BANKFIRST CORPORATION

                        1,600,000 Shares of Common Stock

                             UNDERWRITING AGREEMENT

                                                                August ___, 1998

J.C. BRADFORD & CO., L.L.C.
MORGAN KEEGAN & COMPANY, INC.
   As Representatives of the Several Underwriters
   c/o J.C. Bradford & Co.
   J.C. Bradford Financial Center
   330 Commerce Street
   Nashville, Tennessee 37201

Ladies and Gentlemen:

      BankFirst Corporation, a Tennessee corporation (the "Company"), and certain shareholders of the Company identified on Schedule II hereto (the "Selling Shareholders") propose to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), _________ and ________shares, respectively (collectively, the "Firm Shares"), of the Common Stock, $2.50 par value per share (the "Common Stock"), of the Company. The Company proposes to grant to the Underwriters an option to purchase up to 240,000 additional shares of Common Stock as provided for in Section 3 of this Agreement for the purpose of covering over-allotments (the "Option Shares"). The Underwriters, severally and not jointly, are willing to purchase the Firm Shares set forth opposite their respective names on Schedule I hereto and their pro-rata share of the Option Shares in the event the Representatives elect to exercise the over-allotment taken in whole or in part. The Firm Shares and the Option Shares purchased pursuant to this Underwriting Agreement (the "Agreement"), are collectively referred to herein as the "Shares."

      1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 (Registration No. 333-_________), including the related preliminary prospectus relating to the Shares. Copies of such registration statement and

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      any amendments,  including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, all information deemed to be a part of such registration statement pursuant to Rule 430A under the Rules and Regulations (as hereinafter defined) and any related registration statement filed pursuant to Rule 462(b) under the Rules and Regulations, at the time when they became effective, are herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus pursuant to Rule 430A under the Rules and Regulations on the date that the Registration Statement became effective and in the form filed pursuant to Rule 424(b) of the Rules and Regulations, is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the date on which the Registration Statement became effective is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" means the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange of 1934, as amended (the "Exchange Act"), as applicable.

            (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. Each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through J.C. Bradford & Co. ("Bradford") specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the [third, fourth, fifth and eighth paragraphs] under the caption "Underwriting" in the Preliminary, Effective and Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and the Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the


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

      Securities Act and the Rules and Regulations and will comply with the requirements of the Securities Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Bradford specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the [third, fourth, fifth and eighth paragraphs] under the caption "Underwriting" in the Final Prospectus).

            (c) The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions wherein the nature of its business or the character of property owned or leased may require it to be authorized or qualified to do business, except where failure to obtain such authorization or qualification would not have a material adverse effect on the Company's condition (financial or otherwise). The Company holds all licenses, consents and approvals, and has satisfied all eligibility and other similar requirements imposed by federal, state and local regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as required for the conduct of the business in which it is engaged and is contemplated to be engaged as set forth in the Effective Prospectus.

            (d) All of the consolidated corporations, partnerships (including, without limitation, general and limited partnerships) and limited liability  companies  in  which  the  Company  has a  direct  or  indirect ownership interest are listed in Schedule III to this Agreement (collectively, the "Subsidiaries"). Each Subsidiary that is a corporation, including a banking corporation or association (a "Corporate Subsidiary") has been duly organized and is validly existing as such a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration
      Statement. Each Corporate Subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in each other jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company's condition (financial or otherwise). All of the outstanding shares of capital


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

      stock of each Corporate Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, were not issued in violation of or subject to any preemptive or similar rights, and, except as set forth on Schedule III, are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of all security interests, liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any Corporate Subsidiary are outstanding.

            (e) Each Subsidiary that is a partnership (a "Partnership") has been duly organized, is validly existing as a partnership in good standing under the laws of its jurisdiction of organization and has the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement. Each Partnership is duly qualified and in good standing as a foreign partnership authorized to do business in each other jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company's condition (financial or otherwise). The capital contributions with respect to the outstanding units of each Partnership have been made to the Partnership. Except as set forth in Schedule III, the general and limited partnership interests therein held directly or indirectly by the Company are owned free and clear of all security interests, liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into ownership interests in any Partnership are outstanding. Each partnership agreement pursuant to which the Company or a Subsidiary holds an interest in a Partnership is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such partnership agreements by the Company or any Subsidiary or, to the Company's knowledge, any other party to such agreements.

            (f) Each Subsidiary that is a limited liability company (an "LLC") has been duly organized, is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization and has the limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement. Each LLC is duly qualified and in good standing as a foreign limited liability company authorized to do business in each other jurisdiction


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

      in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company's condition (financial or otherwise). The capital contributions with respect to the outstanding membership interests of each LLC have been made to the LLC. All outstanding membership interests in the LLCs were issued and sold in compliance with the applicable operating agreements or such LLCs and all applicable federal and state securities laws, and, except as set forth in Schedule 1(f), the membership interests therein held directly or indirectly by the Company are owned free and clear of all security interests, liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into ownership interests in any LLC are outstanding. Each operating agreement pursuant to which the Company or a Subsidiary holds a membership interest in an LLC is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such operating agreements by the Company or any Subsidiary or, to the Company's knowledge, any other party to such agreements.

            (g) Except as disclosed in the Prospectus, there are no consensual encumbrances or restrictions on the ability of any Subsidiary (i) to pay any dividends or make any distributions on such Corporate Subsidiary's capital stock, such Partnership's partnership interests or such LLC's membership interests or to pay any indebtedness owed to the Company or any other Subsidiary, (ii) to make any loans or advances to, or investments in, the Company or any other Subsidiary, or (iii) to transfer any of its property or assets to the Company or any other Subsidiary.

            (h) The capitalization of the Company as of _________ ___, 1998 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Effective Prospectus and the Final Prospectus. All the issued shares of the Company's Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the issued shares of the Company's Common Stock have been issued in violation of any preemptive or similar rights. The Shares to be sold by the Company hereunder have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. Except as set forth in the Effective Prospectus and the Final


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

      Prospectus, (i) the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, and (ii) there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of capital stock pursuant to the Company's charter, bylaws or any agreement or other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the issuance, offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements, voting trusts or any other claims of third parties whatsoever.

            (i) The form of stock certificate to be used to evidence the Common Stock will be in due and proper form and will comply with all applicable legal requirements.

            (j) All offers and sales by the Company of the Company's securities prior to the date hereof were at all relevant times duly registered or the subject of an available exemption from the registration requirements of the Securities Act, and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws, and any private placement memoranda delivered in connection with offers and sales of the Company's securities prior to the date hereof did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading.

            (k) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issuance and sale of the Shares by


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      the  Company,  the  Company's   performance  of  this  Agreement  and  the
      consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which the Company or any of its properties is subject, the charter, bylaws or other governing instruments of the Company or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its properties. The Company is not in violation of its charter, bylaws or other governing instruments or any law, administrative rule or regulation or arbitrators' or administrative court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

            (l) The historical financial statements, together with the related schedules and notes, of the Company, included in the Registration Statement, the Effective Prospectus and the Final Prospectus, conform to the requirements of the Securities Act and the Rules and Regulations. Such financial statements fairly present the financial position of the Company at the respective dates indicated in accordance with generally accepted accounting principles applied on a consistent basis for the periods indicated. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus fairly present the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. Crowe, Chizek and Company LLP ("Crowe Chizek"), whose reports are included in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations. The other financial statements and schedules included in or as schedules to the Registration Statement, the Effective Prospectus and the Final Prospectus conform to the requirements of the Act and the Regulations and present fairly the information presented therein for the periods shown. The unaudited pro forma financial statements and notes thereto are in conformity with generally accepted accounting principles and are presented on the basis of appropriate and reasonable pro forma adjustments.

            (m) Subsequent to __________ __, 199_, the Company and the Subsidiaries have not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective


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      Prospectus  and the Final  Prospectus;  and  subsequent to the  respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business, and (ii) there has not been any issuance of options, warrants or rights to purchase interests or the capital stock of the Company and the Subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company and the Subsidiaries, except in each case as described in the Effective Prospectus and the Final Prospectus.

            (n) Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any legal or governmental action, suit, proceeding, inquiry or investigation, to which the Company, the Subsidiaries or any of the Company's officers or directors is a party, or to which its property is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company.

            (o) _______________ shares of Common Stock, including the Shares, have been approved for listing on the Nasdaq National Market (the "Nasdaq National Market"), subject to official notice of issuance.

            (p) Neither the Company nor any of its directors, officers or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result under the Exchange Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale or resale of the Shares.

            (q) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. All such contracts to which the Company and the Subsidiaries are a party have been duly authorized, executed and delivered by the Company and the Subsidiaries, constitute valid and binding agreements of the Company and the Subsidiaries and are enforceable against the Company and the Subsidiaries in accordance with the terms thereof. The


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

      Company and the Subsidiaries have performed all obligations required to be performed by them, and are neither in default nor have they received notice of any default or dispute under, any such contract or other material instrument to which they are a party or by which their property is bound or affected. To the best knowledge of the Company, no other party under any such contract or other material instrument to which the Company and the Subsidiaries are a party is in default in any material respect thereunder.

            (r) Except as described in the Effective Prospectus and the Final Prospectus, the Company and the Subsidiaries have good and marketable title to all real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects, except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company and the Subsidiaries are held under valid, subsisting enforceable leases. The Company and the Subsidiaries own or lease all such properties as is necessary to the Company's operations as now conducted.

            (s) The Company's system of internal accounting controls is sufficient to meet the broad objectives of internal accounting controls insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements.

            (t) The Company and the Subsidiaries have filed all foreign, federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon to the extent such taxes have become due and are not being contested in good faith; and there is no tax deficiency that has been, nor does the Company have knowledge of any tax deficiency which is likely to be, asserted against the Company or any of the Subsidiaries which, if determined adversely, could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company.

            (u) The Company and the Subsidiaries operate their businesses in conformity with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company and the Subsidiaries have all licenses, approvals or consents to operate their businesses in all locations in which such business is currently being operated and is not aware of any existing or imminent matter which may materially adversely impact their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus.


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            (v) Neither the Company nor any of its  Subsidiaries is in violation of any  federal,  state,  local or foreign law or  regulation  relating to
      occupational   safety  and  health  or  to  the   storage,   handling   or
      transportation of hazardous or toxic materials, and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal, state and foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects of the Company.

            (w) Neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities any statements, reports, information or forms required by all applicable laws, regulations or orders; all such filings or submissions were in compliance with applicable laws when filed, and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its Subsidiaries has failed to maintain in full force and effect any licenses, registrations or permits necessary or proper for the conduct of their respective businesses, or received any notification that any revocation or limitation thereof is threatened or pending, and there is not to the knowledge of the Company pending any change under any law, regulation, license or permit which could materially adversely affect the business, operations, property or business prospects of the Company and the Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice of violation of or been threatened with a charge of violating or is under investigation with respect to a possible violation of any provision of any law, regulation or order.

            (x) No labor dispute exists or is imminent with any of the employees of the Company and the Subsidiaries or otherwise which could materially adversely affect the Company. The Company is not aware of any existing or imminent labor disturbance by employees of the Company and the Subsidiaries which could be expected to materially adversely affect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company. The Company and the Subsidiaries are in compliance with all federal, state and local employment and labor laws, including but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees.

                  (y) The Company and the Subsidiaries own or possess all licenses, patents, copyrights, trademarks, service marks and trade names currently employed by it in connection with the businesses currently operated or proposed to be operated by them, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company.

            (z) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and in which they propose to engage; and the Company has no reason to believe that it and the Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

            (aa) Neither the Company, the Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company has (i) used, or authorized the use of, any corporate or other funds for unlawful payments, contributions, gifts or entertainment, (ii) made unlawful expenditures relating to political activity to government officials or others, or (iii) established or maintained any unlawful or unrecorded funds in violation of any federal, state, local or foreign law or regulation, including Section 30A of the Exchange Act. Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has accepted or received any unlawful contributions, payments, gifts or expenditures.

            (bb) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

            (cc) Except as disclosed in the Registration Statement and the Effective Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K promulgated by the Commission.

      2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to and agrees with, each of the Underwriters that:

            (a) Such Selling  Shareholder,  at the First Closing Date, will have good and marketable title to the Shares set forth in Schedule II to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims, of any kind, will be transferred to the Underwriters.

            (b) Such Selling Shareholder has duly executed and delivered the Custody Agreement and Power of Attorney in the form previously delivered to the Representatives, appointing the persons named therein, and each of them as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") and as custodian (the "Custodian"). The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Shareholder, to deliver the Shares to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement, including payment from the Offering proceeds of expenses incurred on behalf of such Selling Shareholder. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by such Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement and Power of Attorney for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the shares of Common Stock represented by the certificates on deposit with the Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated except as provided in this Agreement and the Custody Agreement and Power of Attorney. If such Selling Shareholder should die or become incapacitated, or if any other event should occur, before the delivery of the Shares of such Selling Shareholder hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian or the Attorney-in-Fact shall have received notice thereof.

            (c) Such Selling Shareholder, acting through his duly authorized Attorney-in-Fact, has duly executed and delivered this Agreement and the Custody Agreement and Power of Attorney; this Agreement constitutes a legal, valid and binding obligation of such Selling Shareholder, all authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement and Power of Attorney on behalf of such Selling Shareholder and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given, except as may be required by the Securities Act or state securities laws; and such Selling Shareholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement and Power of Attorney.

            (d) The performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by such Selling Shareholder will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by such Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder or any of his or its properties is bound, or any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder or any of his, her or its properties.

            (e) Such Selling Shareholder has not distributed nor, other than as permitted by the Securities Act and the Rules and Regulations, will distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Final Prospectus or other material permitted by the Securities Act.

            (f) Such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Preliminary Prospectus. To the knowledge of such Selling Shareholder, the Preliminary Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (h) At the time the  Registration  Statement  becomes  effective (i)
      such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) such parts of the Effective Prospectus and Final Prospectus as specifically refer to such Selling Shareholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (i) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by such Selling Shareholder, and the consummation by such Selling Shareholder of the transactions herein contemplated (other than as required by the Securities Act, state securities laws and the NASD).

            (j) Any certificates signed by or on behalf of such Selling Shareholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

            (k) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or at the First Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            (l) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale or resale of the Shares.

      3. Purchase, Sale and Delivery of the Shares.

            (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders, severally and not jointly, in the amount set forth on Schedule II hereto, agree to sell to the several Underwriters __________ and ___________, Firm Shares, respectively, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $______ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto.

            (b) The Company hereby grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time within 30 days after the date of the Final Prospectus. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by Bradford giving written notice to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as hereinafter defined), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than four full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company, severally and not jointly, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

            (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to the order of the Company, at the offices of Bradford, 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford and the Company, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or, at the election of the Underwriters, on the fourth full business day after this Agreement becomes effective, if it becomes effective after 4:30 P.M. Eastern time, or at such other time not later than the seventh full business day thereafter as the Underwriters and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in New York, New York as may be designated by Bradford, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that Bradford may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

      4. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus.

      5. Covenants of the Company and the Selling Shareholders.

            (a) The Company covenants and agrees with each of the Underwriters that:

                  (i) The Company  shall comply with the  provisions of and make all requisite filings with the Commission pursuant to Rules 424 and 430A of the Rules and Regulations and shall notify the Representatives promptly (in writing, if requested) of all such filings. The Company shall notify the Representatives promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon the Underwriters' request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Underwriters' opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by the Representatives after reasonable notice thereof. The Company shall advise the Representatives promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                  (ii) The Company will take or cause to be taken all  necessary action and furnish to whomever the Representatives direct, such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution of the Shares.

                  (iii) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify the Representatives and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (iv) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                  (v) The  Company  will (A) deliver to the  Representatives  at such office or offices as the Representatives may designate as many copies of the Preliminary Prospectus and Final Prospectus as the Representatives may reasonably request, (B) for a period of not more than nine months after the Registration Statement becomes effective, send to the Representatives as many additional copies of the Final Prospectus and any supplement thereto as the Representatives may reasonably request, and (C) following nine months after the
            Registration Statement becomes effective, send to the Representatives at their expense as many additional copies of the Final Prospectus and any supplement hereto as the Representative may reasonably request.

                  (vi) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Rules and Regulations as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                  (vii) The Company will apply the net proceeds from the sale of the Shares to be sold by it as set forth under the caption "Use of Proceeds" in the Final Prospectus and will timely report such use of proceeds in its periodic reports filed pursuant to sections 13(a) and 15(d) of the Exchange Act in accordance with Rule 463 of the Securities Act or any successor provision.

                  (viii) During a period of five years from the  effective  date of the Registration Statement or such longer period as the Representatives may reasonably request, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange or over-the-counter market on which any class of securities of the Company may be listed for trading.

                  (ix) The Company will, from time to time,  after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with foreign, state and other governmental securities commissions in jurisdictions where the Shares have been sold by the Underwriters (as the Representatives shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those jurisdictions.

                  (x) Except pursuant to this Agreement or with the Representatives' written consent, for a period of 180 days from the effective date of the Registration Statement, the Company will not, and the Company has provided agreements (the "Lockup Agreements") executed by each of its officers, directors and 5% or greater Shareholders providing that for a period of [150] days from the effective date of the Registration Statement, such person will not, offer for sale, sell (other than the issuance by the Company of shares of Common Stock pursuant to acquisitions or the exercise of options granted pursuant to existing employee benefit plans and agreements), grant any options (other than pursuant to existing employee benefit plans and agreements), rights or warrants with respect to any shares of Common Stock, securities convertible into shares of Common Stock or any other capital stock of the Company, or otherwise dispose of, directly or indirectly, any shares of Common Stock or such other securities or capital stock.

                  (xi) Neither the Company nor any of its directors, officers or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale or resale of the Shares.

                  (xii) The Company will either conduct its business and operations, and that of its Subsidiaries, as described in the Final Prospectus or, if the Company makes any material change to its or its Subsidiaries' business or operations as so conducted, promptly disclose such change generally to the Company's security holders.

                  (xiii) The Company will use its best efforts to effect the listing of the Common Stock, subject to notice of issuance, on the Nasdaq National Market on or before the effective date of the Registration Statement.

            (b) Each of the Selling Shareholders, severally and not jointly, covenants and agrees with each of the Underwriters that:

                  (i) Such  Selling  Shareholder  will  cooperate  to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

                  (ii) Such Selling  Shareholder  will pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by such Selling Shareholder to the Underwriters.

                  (iii) Such Selling  Shareholder  will do or perform all things required to be done or performed by such Selling Shareholder prior to the First Closing Date to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement or the Power of Attorney and Custody Agreement.

                  (iv) Such Selling  Shareholder has delivered to the Company an agreement pursuant to which such Selling Shareholder has agreed that during the period of 180 days from the date the Registration Statement is declared effective under the Securities Act, such Selling Shareholder will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock.

                  (v) Such Selling  Shareholder  will not (i) take,  directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for the solicitation of purchases of, the Shares or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (vi) Such Selling Shareholder will deliver to the Custodian on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department Regulations in lieu thereof).

                  (vii) Such Selling  Shareholder  will  furnish any  documents, instruments or other information which you may reasonably request in connection with the sale and transfer of the Shares.

                  (viii) Such Selling Shareholder will use such Selling Shareholder's best efforts to comply or cause to be complied with the conditions to the obligations of the Underwriters in Section 7 hereof insofar as such conditions relate to such Selling Shareholder.

      6. Expenses. The Company agrees with each of the Selling Shareholders and the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to, (i) the

Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, any Marketing Materials (as hereinafter defined) and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Agreements Among
Underwriters and Selected Dealer Agreements, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters in connection with filings with the NASD, (vi) expenses of listing the outstanding Common Stock on the Nasdaq National Market, (vii) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of its obligations hereunder not otherwise provided for in this Section; and (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated (i) by reason of the termination of this Agreement by the Underwriters pursuant to Section 14(b)(ii) through (v) of this Agreement or (ii) because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or fulfill any of the conditions of this Agreement.

      The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may have for the sharing of such costs and expenses; provided, however, the Underwriters may deem the Company to be the primary obligor with respect to all costs, fees, and expenses to be paid hereunder by the Company and the Selling Shareholders.

      7. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters to purchase and pay for the Firm Shares shall be subject to the accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of all of their respective covenants and agreements hereunder and to the following additional conditions:

            (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rule 424 and Rule 430A of the Securities Act Rules shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the Representatives' satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

            (b) No Representative shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the Representatives' reasonable judgment, is material, or omits to state a fact which, in the Representatives' reasonable judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or omission.

            (c) The Representatives shall have received an opinion, dated the Closing Date, from Baker, Donelson, Bearman & Caldwell, P.A., counsel for the Company, to the effect that:

                  (i) Each of the Company  and the  Corporate  Subsidiaries  has
            been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, each of the Company and the Corporate Subsidiaries is duly qualified to transact business as a foreign corporation and in good standing in those states where a failure to so qualify would have a material adverse effect on the Company; and the outstanding shares of capital stock of each of the Corporate Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Corporate Subsidiary; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Corporate Subsidiaries are outstanding.

                  (ii) As of the dates specified therein, the Company had historically authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable, and the Shares to be sold by the Company have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares have been issued in violation of or subject to any preemptive rights provided for by law, any agreement known to such counsel or the Company's charter. To such counsel's knowledge, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of capital stock, and there are no preemptive rights or other rights to subscribe for or purchase any shares of the capital stock of the Company, or any restriction upon the transfer of, the Shares pursuant to the Company's charter or bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which it may be bound, except as described in the Effective Prospectus and Final Prospectus. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered by the Company pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders agreements, voting trusts and the rights of any third party whatsoever. The capital stock of the Company and the Shares conform to the description thereof contained in the Final Prospectus. All offers and sales of the Company's interests and securities prior to the date hereof were made in reliance upon available exemptions from the registration requirements of the Securities Act and the registration requirements of applicable state securities or Blue Sky laws or, if not exempt, properly registered in compliance with such laws.

                  (iii) The form of stock certificate to be used to evidence the
            Common Stock will be in due and proper form and will comply with all applicable legal requirements under the Tennessee Business Corporation Act.

                  (iv) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by several Underwriters, as to which such counsel need not express an opinion. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which the Company or its properties is subject, the charter or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company.

                  (v) The Company has full legal right and all  corporate  power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (vi) Except as described in the Final Prospectus, there is not pending or threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries are a party, or to which the property of the Company or any of the Subsidiaries are subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries, could likely result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company or any of the Subsidiaries.

                  (vii) No default exists,  and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either the Company or any of its Subsidiaries is a party or to which their respective properties are subject, or of the charter or bylaws of the Company.

                  (viii) There are no contracts or documents of the Company known to such counsel which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so filed.

                  (ix) The Company is not an  "investment  company" or an entity
            "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (x) The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act, and, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly in all material respects the information purported to be summarized; and counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                  (xi) To such counsel's knowledge in the course of their representation, none of the Company or any of the Subsidiaries is in violation of any material laws applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries.

                  (xii) The Company and each of the Subsidiaries have all necessary permits (except where the failure to have such permits, individually or in the aggregate, would not have a material adverse effect on the business, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, and as described in the Registration Statement and Prospectus.

                  (xiii) The descriptions of banking statutes and regulations in the Prospectus have been reviewed by such counsel and fairly summarize such statutes and regulations in all material respects.

                  (xiv) The  execution  and delivery of this  Agreement  and the consummation of the transactions herein contemplated do not and will not (a) breach, or result in a default under, any existing obligation of the Company under any of the agreements of the Company or any of its Subsidiaries filed as exhibits to the Registration Statement or otherwise; (b) violate or conflict with any applicable statute, rule or regulation or, to such counsel's knowledge any judgment, decree or order of any court or governmental agency or body (except that such counsel need not express an opinion as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions of this Agreement would be permitted); or (c) to such counsel's knowledge, result in the creation or imposition or any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, respectively.

      In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (except that such counsel need express no view as to financial statements, schedules and other financial or statistical information included therein).

            (d) The  Representatives  shall have received an opinion,  dated the
      Closing  Date,  of  [FIRM]  as  counsel  for  the  Selling   Shareholders,
      reasonably acceptable to the Representatives, to the effect that:

                  (i) This  Agreement  and the  Custody  Agreement  and Power of
            Attorney have been duly authorized (in the case of corporate or partnership Selling Shareholders), executed and delivered by or on behalf of each of the Selling Shareholders and constitute valid and binding agreements of such Selling Shareholders enforceable in accordance with their terms.

                  (ii) The sale of the Shares to be sold by each Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, or any statute, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder or the property of such Selling Shareholder.

                  (iii) No consent, approval, authorization or order of any regulatory, administrative or other governmental body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Shareholder hereunder, except which have been duly obtained and in full force and effect, such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters, as to which such counsel need express no opinion.

                  (iv) Each of the Selling Shareholders has the full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. By delivery of a certificate or certificates therefor, the Selling Shareholders will transfer to the Underwriters valid title to such shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

      The opinions to be rendered pursuant to paragraphs (c) and (d) may be limited to federal law, and as to foreign and state law matters, to the laws of the states or jurisdictions in which such counsel is admitted to practice. Such counsel may rely upon opinions of other counsel in rendering such opinions provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions.

            (e) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Waller Lansden Dortch & Davis, A Professional Limited Liability Company, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (f) The Representatives shall have received from Crowe Chizek a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Company contained in the Registration Statement and the Prospectus.

      In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of Company responsible for financial and accounting matters and with Crowe Chizek that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the total assets, shareholders' equity or long-term debt of Company as compared with the amounts shown in the latest balance sheets of Company included in the Final Prospectus, or a material adverse change in revenues or net income of Company, in each case as compared with the corresponding period of the prior year.

            (g) There shall have been furnished to the Representatives a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that:

                  (i) the  representations  and  warranties  of the  Company  in
            Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                  (iii) all  filings  required  by Rule 424 and Rule 430A of the
            Rules and Regulations have been made;

                  (iv) they have carefully examined the Registration  Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

                  (v) since the effective  date of the  Registration  Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

            (h) The representations and warranties of each Selling Shareholder in Section 2 of this Agreement shall be true and correct as of the Closing Date and such Selling Shareholders shall deliver to the Representatives a certificate to that effect, dated the Closing Date, signed by such Selling Shareholder or his or its duly appointed Attorney-in-fact.

            (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, prospects, net worth, results of operations or condition (financial or other) of the Company, which loss, interference, litigation or change, in the Representatives' reasonable judgment shall render it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

            (j) The Shares shall be listed on the Nasdaq National Market.

            (k) The Representatives shall have received the Lockup Agreements.

      All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and their counsel. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

      The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to the conditions of this
Section 7, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

      8. Condition of the Company's and the Selling Shareholder's Obligations. The obligations hereunder of the Company and the Selling Shareholders are subject to the condition set forth in Section 7(a) hereof.

      9. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon: (i) any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein; (ii) any failure of the Company or the Selling Shareholders to perform their obligations hereunder or under law; (iii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, (B) any audio or visual materials supplied by the Company expressly for use in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings (the "Marketing Materials") or (C) in any Blue Sky application or other written information furnished by the Company or the Selling Shareholders filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application");
      (iv) or the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto, any Marketing Materials or Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating to in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii), (iii) or (iv) above (provided that the Company shall not be liable under this clause (v) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Marketing Materials or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the [third, fourth, fifth and eighth paragraphs] under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

            (b) The Selling Shareholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon: (i) any inaccuracy in the representations and warranties of the Company or such Selling Shareholder contained herein; (ii) any failure of the Company or such Selling Shareholder to perform their obligations hereunder or under law; (iii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, (B) any Marketing Materials or (C) in any Blue Sky Application furnished by the Company or such Selling Shareholder; or (iv) the omission or alleged omission to state the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto, any Marketing Materials or Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating to in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause
      (i), (ii), (iii) or (iv) above (provided that the Company shall not be liable under this clause (v) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct);and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Marketing Materials or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the [third, fourth, fifth and eighth paragraphs] under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

            (c)  Notwithstanding  the  foregoing  provisions of Section 9(a) and
      (b), the parties agree that the indemnification obligations of each Selling Shareholder under this Section 9, with respect to any matter that such Selling Shareholder and the Company are both required to indemnify the Underwriters hereunder, shall be subject to the determination by the Representatives, on behalf of the Underwriters, that, in the Representatives' reasonable commercial judgment, the Company is or may be unable to discharge fully its obligations to the Underwriters hereunder; provided, however, that such Selling Shareholder's obligations shall (i) be limited to such Selling Shareholder's proportion of the Firm Shares as set forth on Schedule II, times the aggregate amount to which the Underwriters are entitled to indemnification, and (ii) shall be liable in any such case only to the extent of the total net proceeds (before deducting expenses) received from the Underwriters by such Selling Shareholder in connection with the sale of the Shares hereunder. To the extent the Company is or may be able, in the Representatives' reasonable commercial judgment, to discharge the Company's obligations to the Underwriters with respect to any matter that the Company is required to indemnify the Underwriters hereunder, the Underwriters shall to such extent, first seek indemnification from the Company.

            (d) Each Underwriter, will indemnify and hold harmless each of the Selling Shareholders, the Company, each of its directors, each of the Company's officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which such Selling Shareholders, the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary

      Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the [third, fourth, fifth and eighth paragraphs] under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus).

            (e)  Promptly  after  receipt  by an  indemnified  party  under this
      Section  9  of  notice  of  the  commencement  of  any  action,  including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
      Section 9 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder unless the indemnifying party has been materially prejudiced thereby and in any event shall not relieve it from liability otherwise than under this
      Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in the indemnified party's reasonable judgment, it is advisable for the indemnified party to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party.

            (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 9 is for any reason held to be unavailable to the

      Underwriters, the Company or the Selling Shareholders or is insufficient to hold harmless an indemnified party, then the Company and the Selling Shareholders shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Selling Shareholders; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f)) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount of such contribution shall (i) be in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, be in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, in the case of the Company and the Selling Shareholders, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in the case of the Underwriters, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). Notwithstanding the foregoing, (i) no Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the aggregate amount for which such Selling Shareholder is obligated to provide indemnification pursuant to Section 9(c). The Underwriters' obligations and the Selling Shareholders' obligations to contribute hereunder are several in proportion to their respective obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or a Selling Shareholder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or the Selling Shareholders, as the case may be.

            (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or is (or would be, if a claim were to be made against such indemnified party) entitled to indemnity hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

      10. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters, the Company and the Selling Shareholders for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters or the Company or the Selling Shareholders except for (i) the provisions of Section 9 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. Default by the Selling Shareholders. If the Selling Shareholders shall fail to sell and deliver the number of Firm Shares that the Selling Shareholders are obligated to sell, the Representatives may, at their option, by notice to the Company, either (a) require the Company to sell and deliver such number of shares of Common Stock as to which the Selling Shareholders have defaulted, or (b) elect to purchase the Firm Shares and the Option Shares that the Company and the non-defaulting Selling Shareholders have agreed to sell pursuant to this Agreement.

      In the event of a default under this Section that does not result in the termination of this Agreement, the Representatives shall have the right to postpone the First Closing Date or Option Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Shareholder so defaulting from liability, if any, in respect of such default.

      12. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Selling Shareholders, the Company or their officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company, any of its officers or its directors, any Underwriter or any controlling person, (b) any termination of this Agreement and (c) delivery of and payment for the Shares.

      13. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 am Washington D.C. time, on the next full business day following the date in which the Registration
Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 6, 9, 12, and 13 hereof shall at all times be effective. For purposes of this Section 13, the Firm Shares shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Representatives of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

      14. Termination.

            (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Representatives (i) at any time before it becomes effective in accordance with Section 13 hereof, or (ii) in the event that the condition set forth in Section 8 shall not have been satisfied at or prior to the First Closing Date.

            (b) This Agreement may be terminated by the Representatives by notice to the Company (i) at any time before it becomes effective in accordance with Section 13 hereof; (ii) in the event that at or prior to the

      First Closing Date the Company or any Selling Shareholder shall have failed, refused or been unable to perform any agreement on the part of the Company or such Selling Shareholder to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the NYSE, the Nasdaq National Market, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

            (c) Termination of this Agreement pursuant to this Section 14 shall be without liability of any party to any other party other than as provided in Sections 6 and 9 hereof.

      15. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Underwriters in care of J. C. Bradford & Co., J. C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201,
Attention: Michael C. Nunan, or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 625 Market Street, Knoxville, Tennessee 37902, Attention Fred R. Lawson, or if sent to the Selling Shareholders shall be mailed, delivered or telegraphed and confirmed in writing to _______________________________________________________ as
Attorney-in-Fact for the Selling Shareholders.

      16. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Selling Shareholders and the Underwriters and for the benefit of no other person except that (a) the representations and warranties and indemnities of the Company and the Selling Shareholder contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnities by the Underwriters shall also be for the benefit of the directors of the

Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Representatives hereby represent and warrant to the Company that the Representative have authority to act hereunder on behalf of the Underwriters, and any action hereunder taken by the Representatives shall be binding upon all the Underwriters.

      If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, each of the Selling Shareholders and each of the Underwriters.

                                       Very truly yours,

                                       BANKFIRST CORPORATION

                                       By:    __________________________________

                                       Title: __________________________________

                                       SELLING SHAREHOLDERS

                                       By:  ____________________________________
                                            Attorney-in-Fact for each of the
                                            Selling Shareholders listed in
                                            Schedule II hereto

Confirmed and accepted as of
the date first above written.

J.C. BRADFORD & CO., L.L.C.

By: _________________________

MORGAN KEEGAN & COMPANY, INC.

By: _________________________

                                   SCHEDULE I

                                  UNDERWRITERS

Underwriter                                Number of Firm Shares to be Purchased
-----------                                -------------------------------------

J.C. Bradford & Co.

Morgan Keegan & Company, Inc.
                                                     -------------------
                                              Total
                                                     ===================

                                   SCHEDULE II

                              SELLING SHAREHOLDERS

Selling Shareholder                                  Number of Shares to be Sold
-------------------                                  ---------------------------

                                                          -------------------
                                                   Total
                                                          ===================

                                  SCHEDULE III

                                  SUBSIDIARIES


                                       42